THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account E
The American Legacy®

Lincoln National Variable Annuity Account H
American Legacy® II, American Legacy® III (B Share)
American Legacy® III C Share, American Legacy® View
American Legacy® Series, American Legacy® Design
American Legacy® Shareholder’s Advantage (A Share)
American Legacy® Signature, American Legacy® Advisory

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® III (B Share), American Legacy® III C Share
American Legacy® View, American Legacy® Design
American Legacy® Series, American Legacy® Signature
American Legacy® Shareholder’s Advantage (A Share)
American Legacy® Advisory

Supplement dated January 13, 2017

This supplement to the prospectus for your individual variable annuity contract outlines changes to certain provisions of your individual annuity contract. This supplement is for informational purposes and requires no action on your part. Your contract may not offer all of the riders discussed in this supplement. Please refer to your prospectus for availability.

OVERVIEW

This supplement outlines the following changes applicable to your annuity contract:

•
For Lincoln Market Select® Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit, 4LATER® Select Advantage and Lincoln Long-Term CareSM Advantage elections on or after August 29, 2016, the LVIP American Growth Allocation Fund will be added to the list of funds among which you may allocate 100% of your Contract Value (or Account Value under i4LIFE® Advantage).

•
The age-banded percentages for calculating the amount of the Guaranteed Annual Income under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be adjusted. For the single life option, the Guaranteed Annual Income amount percentage is being raised to 4.25% for ages 59-64, and to 5.25% for ages 65+. For the joint life option, the Guaranteed Annual Income amount percentage is being raised to 5% for ages 65+. These changes apply to new elections of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after January 23, 2017. These changes do not apply if you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 23, 2017.

These changes result in the following revisions to your prospectus.  All other provisions of your prospectus remain unchanged.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified sections of your prospectus.

The Contracts – Investment Requirements - The following information outlines a change to the “Investment Requirements for other Living Benefit Riders” section of your prospectus. These Investment Requirements do not replace the Investment Requirements you may be subject to under another existing Living Benefit Rider.

Investment Requirements for Other Living Benefit Riders – For elections of Lincoln Market Select® Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit, 4LATER® Select Advantage or Lincoln Long-Term CareSM Advantage on or after August 29, 2016, the LVIP American Growth Allocation Fund will be added to the list of funds among which you may allocate 100% of your Contract Value (or Account Value under i4LIFE® Advantage).

The Contracts – Living Benefit Riders - The following information outlines a change to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Withdrawal Amount section of your prospectus. All other provisions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) not discussed herein remain unchanged.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Withdrawal Amount – The following chart will be added to the current “Guaranteed Annual Income Percentages by Ages” charts in your prospectus.

Guaranteed Annual Income Percentages by Ages for rider elections on or after January 23, 2017
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55-58	3.5%	55-58	3.5%
59-64	4.25%	59-64	4.0%
65+	5.25%	65+	5.0%

Please keep this Supplement for future reference.